EXHIBIT 10.1

AMENDMENT AGREEMENT TO ASSET TRANSFER AGREEMENT – BAODE AREA BETWEEN CHEVRONTEXACO CHINA ENERGY COMPANY, PACIFIC ASIA PETROLEUM, LTD. AND PACIFIC ASIA PETROLEUM, INC. DATED SEPTEMBER 7, 2007, REGARDING THE SALE OF PARTICIPATING INTEREST IN THE PRODUCTION SHARING CONTRACT IN RESPECT OF THE RESOURCES IN THE BAODE AREA

THIS AMENDMENT AGREEMENT is made and entered into the 24th day of April, 2008 between CHEVRONTEXACO CHINA ENERGY COMPANY, incorporated under the laws of Mauritius (“CTCEC”), PACIFIC ASIA PETROLEUM, INC (“PAP Inc”) incorporated under the laws of Delaware, the United States of America and PACIFIC ASIA PETROLEUM, LTD, incorporated under the laws of Hong Kong (“PAPL”), (together the “Parties”).

WHEREAS further to the Asset Transfer Agreement for the sale of CTCEC’s participating interest in the production sharing contract in respect of the resource in the Baode Area made between CTCEC, PAPL and PAP Inc dated 7th September 2007 (the “Agreement”), the Parties agree as follows:

1.

In respect of the Agreement, the following amendments are hereby agreed:

a.

The definition of "Base Purchase Price" is amended by replacing "US$ 13,000,000" with "US$ 2,000,000".

b.

The definition of "Deposit" is amended to read "means US$ 650,000".

c.

Clause 4.1 is amended by replacing the words "nine months" with "fourteen months".

d.

Clause 5.3 is amended to read in its entirety:

"Subject to the Adjustment Amount, the Purchase Price shall be the Base Purchase Price".

2.

This Amendment Agreement shall form an integral part of the Agreement and shall be effective from the date hereof.

3.

Except for the provisions as expressly stipulated and revised in this Amendment Agreement, all other provisions of the Agreement shall remain unchanged, effective and fully applicable.

4.

All capitalized terms have the meaning given in the Agreement unless otherwise stated.

IN WITNESS WHEREOF, this Amendment Agreement is signed on this 24th day of April, 2008 by the authorized representatives of each Party hereto.

SIGNED for and on behalf of ChevronTexaco China Energy Company by its duly authorised signatory	SIGNED for and on behalf of Pacific Asia Petroleum, Inc. by its duly authorised signatory
Signed /s/ Randy Smith	Signed /s/ Jamie Tseng
Title Manager Finance	Title Executive Vice President

SIGNED for and on behalf of Pacific Asia Petroleum, Ltd. by its duly authorised signatory
Signed /s/ Jamie Tseng
Title Executive Vice President